EXHIBIT 10.47

GUARANTY

GUARANTY, made this   day of March, 1996 (this "Guaranty"), by  ,
an individual residing at (the "Guarantor"), in favor of WELLCARE MEDICAL MANAGEMENT, INC., a New York corporation (the "Note
Holder").

PRELIMINARY STATEMENTS:

A. In consideration of the sale by the Note Holder of certain of its property and assets (the "Sale") to PrimErgy, Inc., a New York corporation (the "Obligor"), pursuant to the terms and conditions of an Asset Purchase Agreement, dated as of June 30, 1995, by and between such parties (the "Purchase Agreement"), the Obligor entered into a Note Agreement, dated as of such date, with the Note Holder (such agreement, including all exhibits and schedules thereto, as it may from time to time be amended, modified or supplemented, the "Note Agreement") (a copy of which is attached hereto as Exhibit A), pursuant to which the Obligor issued and delivered a promissory note dated such date payable to the Note Holder in a principal amount of Five Million One Hundred Thirty Thousand Dollars ($5,130,000) (such note, together with any and all amendments, modifications, substitutions and/or replacements thereof and thereto, the "Note");
(a copy of which is attached hereto as Exhibit B);

B. The Note represents a portion of the purchase price for the Sale of the assets and property paid by the Obligor;

C. The Guarantor, (I) in consideration for making and delivering this Guaranty, shall receive, contemporaneously with the execution and delivery hereof, options to purchase shares of the capital stock of the Obligor (as such options are more fully described on Schedule I attached hereto), and (ii) in its capacity as such option holder, shall derive benefits, both directly and indirectly, from the continued existence of the Note in lieu of immediate repayment of the outstanding principal amount thereof; and

D. All capitalized terms used herein that are defined in the Note Agreement and that are not otherwise defined herein shall have the respective meanings ascribed thereto therein, unless the context otherwise requires.

ACCORDINGLY, in consideration of the benefits expected to accrue to the Guarantor by reason of the continued existence of the Note and the Note Agreement, and for other good and valuable consideration, the re- ceipt and sufficiency of which is hereby acknowledged, the Guarantor hereby represents and warrants to, and covenants and agrees with the Note Holder, as follows:

1. Limited Guarantee.

(a) Guarantee. The Guarantor hereby irrevocably and unconditionally guarantees to the Note Holder the punctual payment of the full amount, when due (whether by demand, acceleration or otherwise), of the principal of, interest on, and fees, expenses and charges due pursuant to, the Note, (the "Guaranteed Obligations"). The foregoing is a guaranty of payment and not of collection, and is the primary and absolute obligation of the Guarantor. Accordingly, the Note Holder, at any time after an Event of Default (as such term is defined in the Note) has occurred and is continuing, may enforce this Guaranty against the Guarantor. The Guarantor and all Other Guarantors (as such term is hereinafter defined) shall be jointly and severally liable for the Guaranteed Obligations. For purposes hereof, "Other Guarantor" means any existing guarantor of any or all of the Guaranteed Obligations (including, without limitation, any Option Guarantor (as such term is defined in Section 1(b) hereof) other than the Guarantor).

(b) Limitation. Notwithstanding any other provision hereof to the contrary or the aggregate amount of the Guaranteed Obligations at any time payable to the Note Holder, the maximum aggregate amount of the obligations of the Guarantor to the Note Holder hereunder (the "Maximum Aggregate Amount") shall be equal to the
lesser of: (x)   (the "Fixed Amount"), and (y) the amount equal to
the product of (I) subject to Section 14 hereof, the outstanding amount of the principal of the Note at the time demand for payment is made hereunder, together with all accrued but unpaid interest on and all fees, expenses and charges due pursuant to, the Note, until the date this Guaranty is terminated, multiplied by (II) the amount equal to the quotient of (A) the Fixed Amount divided by
(B) the aggregate amount of the Fixed Amount of all guarantors of the Guaranteed Obligations executing guaranties substantially similar to this Guaranty (including, without limitation, the Guarantor) in effect (the "Option Guarantors"). Without limiting the generality of the foregoing, the Note Holder shall be entitled, in its sole and absolute discretion, to determine: (A) the order in which the Note Holder shall seek to collect the liabilities that are, pursuant to this Section 1(b), partially guaranteed hereby, and (B) the method by which the Note Holder shall seek to collect such liabilities, including, without limitation, whether by seeking to realize on any collateral security now or hereafter granted to the Note Holder by the Obligor (including, without limitation, the assets securing the Note described in Section 4(b) of the Note Agreement (the "Collateral")) by enforcement of this Guaranty, by enforcement of any Other Guarantee (as such term is hereinafter defined), or by a combination of such methods. For purposes hereof, "Other Guarantees" means the guarantees of any or all of the Guaranteed Obligations made by the Other Guarantors.

2.  Security Documents.

(a) Mortgage, Pledge, Etc.   In order to secure the due payment
and performance by the Guarantor of the Guaranteed Obligations, simultaneously with the execution and delivery hereof, the Guarantor shall execute and deliver to the Note Holder one of the following instruments:

(I) a mortgage or deed of trust, in form and substance satisfactory to the Note Holder, of even date herewith, pursuant to which the Note Holder, effective as of the date of this Guaranty, has been granted a lien on such interests in real property, and all improvements now or hereafter located thereon, owned by the Guarantor, whether fee or leasehold interests, as the Note Holder shall require (the "Mortgage"); or

(ii) a pledge agreement, in substantially the form attached hereto as Exhibit A, of even date herewith, by and between the Note Holder and the Guarantor, pursuant to which the Note Holder, effective as of the date of this Guaranty, has been granted a first priority lien on, and a pledge of, the issued and outstanding marketable securities in an amount and of an issuer satisfactory to the Note Holder (the "Pledge Agreement"); or

(iii) such other agreement, instrument or document, in form and substance satisfactory to the Note Holder, of even date herewith, pursuant to which, effective as of the date of this Guaranty, the due payment and performance by the Guarantor of the Guaranteed Obligations has been secured, as determined in the sole and absolute discretion of the Note Holder (the "Alternate Security Document").

(b) Other Security Documents. In order to secure the due payment and performance by the Guarantor of the Guaranteed Obligations, simultaneously with the execution and delivery hereof, the Guarantor shall execute and deliver to the Note Holder such other agreements, instruments and documents as the Note Holder may reasonably require in order to effect the purposes of the Mortgage, the Pledge Agreement, or the Alternate Security Document, as applicable. All of the agreements, instruments and documents provided for or referred to in this Section 2, are hereinafter sometimes referred to collectively as the "Security Documents". For purposes hereof, "Guarantor Collateral" means the collateral security granted to the Note Holder by the Guarantor under the Security Documents.

(c) Guarantor Event of Default. In the event the Note Holder makes a demand hereunder against the Guarantor and the Guarantor fails to fulfill any of the Guarantor's payment obligations hereunder (such failure, a "Guarantor Event of Default"), then the Note Holder may exercise any or all of its rights under any or all of the Security Documents.

3. Payment. All payments made by the Guarantor under or by virtue of this Guaranty shall be paid to the Note Holder at its office at Hurley Avenue Extension, Kingston, New York 12401, or such other place as the Note Holder may hereafter designate in writing. The Note Holder shall not be required otherwise to establish its authority to receive any payment made hereunder or by virtue hereof.

4.  Waiver of Notice; Communications.

(a) Waiver of Notice. The Guarantor hereby waives (I) notice of acceptance of this Guaranty, (ii) notice of the accrual of any of the Guaranteed Obligations (iii) notice or proof of reliance by the Note Holder upon this Guaranty, and (iv) subject to Section 4(b) hereof, suit or taking other action or making any demand against, and any other notice to any party liable on the Guaranteed Obligations.

(b) Communications. The Note Holder shall make best efforts to deliver to the Guarantor a copy of each written communication sent by the Note Holder to the Obligor after the date hereof relating to the Note Agreement or the Note, which copy may be redacted to delete any and all portions thereof relating to matters other than the Note Agreement or the Note.


5. Rights of Note Holder. The Note Holder may, in its sole and absolute discretion, at any time and from time to time, without the consent of, or notice to, the Guarantor, and without impairing or releasing any of the obligations of the Guarantor hereunder (including, without limitation, payment of the Guaranteed Obligations), without any terms or conditions and in whole or in part:

(a) modify or change the manner, place or terms of, and/or modify, change or extend the time of payment of, and/or renew, settle, compromise or otherwise alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof or hereof (including, without limitation, the Collateral or the Guarantor Collateral) by amendment of the Note Agreement or the Note or otherwise (provided, that such modification, change, extension, renewal, settlement, compromise or alteration, or the manner in which it was implemented, does not violate the provisions of the Note Agreement, the Note or any Security Document, and provided further that the Note Holder shall, prior to effecting or agreeing in writing to effect any such modification, change, extension, renewal, settlement, compromise or alteration, or the manner in which it was implemented, does not violate the provisions of the Note Agreement, the Note or any Security Document, and provided further that the Note Holder shall prior to effecting or agreeing in writing to effect any such modification, change, extension, renewal, settlement, compromise or other alteration that increases the principal amount or annual interest rate of the Note, obtain the consent of Option Guarantors having an aggregate Fixed Amount of no less than fifty percent (50%) of the aggregate Fixed Amounts of all Option Guarantors), and this Guaranty shall apply to the Guaranteed Obligations as so modified, changed, extended, renewed or altered;

(b) sell, exchange, release, surrender, realize upon or otherwise deal with, in any manner and in any order, (I) any property by whomsoever at any time pledged or mortgaged to secure, or howsoever otherwise securing the Guaranteed Obligations or any liabilities incurred directly or indirectly in respect thereof or hereof and/or (ii) any offset or right with respect thereto; provided, however, with respect to any such property that is Guarantor Collateral, the manner of any such sale, exchange, release, surrender, realization upon or dealing with shall be subject to and in accordance with the terms of the applicable Security Document(s);

(c) (i) exercise or refrain from exercising any rights against the Obligor or others (including, without limitation, any Other Guarantor) or otherwise act or refrain from acting thereagainst, and (ii) without limiting the generaltiy of the foregoing, when making any demand hereunder against the Guarantor, make a similar demand on any Other Guarantor of payment of the Guaranteed Obligations, and any failure by the Note Holder to make any such demand or to collect any payments from or any release by the Note Holder of any Other Guarantor of payment of the Guaranteed Obligations shall neither relieve nor release the Guarantor of its oblgiations and libabities hereunder (including, without limitation, payment of the Guaranteed Obligations), nor impair or affect the rights and remedies, express or implied, or as a matter of law, of the Note Holder against the Guarantor (for the purposes hereof, "demand" shall include, but not be limited to, a written request by the Note Holder for performance or the commencement and continuance of any legal proceedings);

(d)  Subordinate the payment of all or any part of the Guaranteed
Obligations to the payment of any liability (whether due or not) of the Obligor to creditors of the Obligor other than the Note
Holder, the Guarantor and the Other Guarantors;

(e) apply any sums by whomsoever paid or howsoever realized to any of the Guaranteed Obligations, regardless of the liabilities of the Obligor that remain unpaid; and

(f) Consent to or waive any breach of, or any act, omission or default or event of default under the Note Agreement, the Note, or any agreements, instruments or documents referred to therein or executed and delivered pursuant thereto or in connection therewith. Any such amendment, modification, consent or waiver shall not impair or release any of the obligations of the Guarantor hereunder (including, without limitation, payment of the Guaranteed Obligations).

6.  No Defense; Limited Termination.

(a) No Defense. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor (including, without limitation, the Collateral or the Guarantor Collateral) nor any alleged or actual breach of
Section 4(b) hereof shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be construed as an absolute and unconditional guarantee of payment without regard to (I) the validity, regularity or enforceability of this Guaranty, the Note Agreement, the Note, any of the other Guaranteed Obligations, any collateral security therefor (including, without limitation, the Collateral and the Guarantor Collateral), any guaranty thereof (including, without limitation, the Other Guarantees) or any rights of offset with respect thereto at any time or from time to time held by the Note Holder and (ii) and defense, offset or counterclaim that may at any time be available to or be asserted by the Obligor against the Note Holder or that constitutes, or might be construed to constitute, an equitable or legal discharge
(A) of the Obligor for the Guaranteed Obligations or any part thereof, or (B) of the Guarantor under this Guaranty, in bankruptcy or in any other instance.

(b) Termination. This Guaranty may be terminated with respect to the obligations of the Guarantor hereunder upon the earliest to occur of: (x) the mutual written consent of the Guarantor (or the Guarantor's executors, administrators or permitted assigns and the Note Holder, (y) subject to Section 14 hereof, the full payment and performance of the Guaranteed Obligations in all respects, and
(z) subject to Section 14 hereof, the full payment by the Guarantor of the Aggregate Maximum Amount.

7. Subrogation. The Guarantor hereby acknowledges that the value of certain Collateral shall be adversely affected by any right of the Guarantor to be subrogated to the rights of the Note Holder with respect to any indebtedness of the Obligor to the Note Holder. Accordingly, until such time that the Guaranteed Obligations are paid in full, the Guarantor hereby irrevocably waives, for the benefit of the Note Holder, any and all rights that it presently has, or may hereafter have, whether by virtue of any payment or payments hereunder or otherwise, to be subrogated to the rights of the Note Holder against the Obligor with respect to any such indebtedness of the Obligor to the Note Holder.

8. Note Agreement and Note. The Guarantor shall be bound by, and shall comply with, all of the terms, covenants and provisions of the Note Agreement and the Note to the extent that the same impose obligations in respect of or grant rights against it as a guarantor or otherwise.

9. Representations and Warranties. The Guarantor hereby makes the following representations and warranties, which shall survive the execution and delivery of this Guaranty:

(a) Transaction Documents.  The Guarantor has examined the
Purchase Agreement, the Note Agreement and the Note. All of the representations and warranties set forth therein, to the extent the same relate to the Guarantor, are true and correct.

(b) Authority. The Guarantor has all requisite power, right, legal capacity and authority to execute, deliver and perform this Guaranty and the Security Documents. Each of this Guaranty and the Security Documents have been duly executed and delivered by the Guarantor and constitute the valid and legally binding obligations of the Guarantor, enforceable in accordance with their respective terms.

(c) No Consents. No consent or approval of any individual or entity (including, without limitation of any landlord or mortgagee), no waiver of any lien or right of distraint or other similar right and no consent, license, approval, authorization or declaration of any governmental authority, bureau or agency is or will be required in connection with the execution, delivery, performance, validity, enforcement or priority of this Guaranty, or any other agreements, instruments or documents to be executed or delivered pursuant hereto or thereto (including, without limitation, the Security Documents).

(d) No Breach. The execution, delivery and performance by the Guarantor of this Guaranty and any other agreements, instruments or documents to be executed and delivered hereunder (including, without limitation, the Security Documents) shall not (I) constitute a violation of any law, statute, rule or regulation to which the Guarantor is subject, (ii) violate, conflict with or result in a breach of any judgment, decree, writ, injunction, ordinance, resolution, award, franchise, order, permit or other similar document or instrument of any court, arbitrator or governmental or regulatory authority, bureau or agency, domestic or foreign, or (iii) violate, conflict with or result in the breach or termination of, or give rise to any liability or obligation under, or constitute an amendment to, or otherwise give any individual or entity the right to terminate or constitute (with or without the giving of notice or lapse of time, or both) a default under the terms of, or accelerate or permit the acceleration of the performance required under the terms of any contract, mortgage, deed of trust, bond, note, indenture or other instrument, obligation or agreement to which the Guarantor is a party or by which the Guarantor or any of the Guarantor Collateral is bound or affected.

(e) Financial Statements and Tax Returns. The Guarantor has provided to the Note Holder on or prior to the date hereof, (I) the Guarantor's personal financial statement in form and substance satisfactory to the Note Holder (a "Financial Statement") as of December 31, 1995 and (ii) a correct and complete copy of the Guarantor's filed tax return (a "Tax Return") for each of 1993 and 1994. Each Financial Statement provided in accordance with the terms hereof is, and shall be, correct and complete and present fairly the financial position of the Guarantor, as at its date. The Guarantor has, and shall have, no material obligation, liability or commitment, direct or contingent, that is not reflected in a Financial Statement. At the time of its delivery to the Note Holder, there has been, and there shall be, no material adverse change in the financial position of the Guarantor, from the date of the Financial Statement.

10. Covenant. The Guarantor hereby covenants and agrees that while (a) this Guaranty is in effect, (b) the Obligor is indebted to the Note Holder and (c) any of the Guaranteed Obligations remain unpaid and outstanding, the Guarantor shall deliver to the Note Holder in accordance with the criteria set forth in Section 9(e) hereof: (I) annually, as soon as available, but in any event within ninety (90) days after the last day of each calendar year, a Financial Statement as at such last day of such calendar year, and (ii) annually, as soon as available, but in any event no later than October 15th of each calendar year, a copy of the Guarantor's Tax Return for the preceding calendar year.

11. Notices. All notices, requests, demands or other communications hereunder shall be in writing, either by letter
(delivered by hand or commercial messenger service or sent by certified mail, return receipt requested) or telegram or telecopy, addressed as follows:

(a)  if to the Guarantor:


Attention:
Telecopier No.:

with a copy to:

Attention:
Telecopier No.:

(b)  if to the Note Holder:
WellCare Medical Management, Inc.
Park West/Hurley Avenue Extension
Post Office Box 4059
Attention:  Marystephanie Corsones
Telecopier No.:  (914) 344-7820

with a copy to:

Epstein Becker & Green, P.C.
250 Park Avenue
New York, New York 10177
Attention:  Seth I. Truwit, Esq.
Telecopier No.: (212) 661-0989

Any notice, request, demand or other communication hereunder shall be deemed to have been given on the day on which it is telecopied to such party at its telecopier number specified above or delivered by hand or such commercial messenger service to such party at its address specified above, or, if sent by mail, on the third business day after the day deposited in the mail, postage prepaid. The Note Holder or the Guarantor may change the individual, address or telecopier number to whom or to which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

12. No Waiver. No delay on the part of the Note Holder in exercising any of its options, powers or rights, and no partial or single exercise thereof, whether arising hereunder, under the Note Agreement, the Note, the Security Documents or otherwise, shall constitute a waiver thereof or affect any right hereunder. No waiver of any of such rights and no modification, amendment or discharge of this Guaranty shall be deemed to be made by the Note Holder or shall be effective unless the same shall be in a writing executed and delivered by the Note Holder and then such waiver shall apply only with respect to the specific instance involved and shall in no way impair the rights of the Note Holder or the obligations of the Guarantor to the Note Holder in any other respect at any other time (including, without limitation, payment of the Guaranteed Obligations).

13. Governing Law; Jurisdiction. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE NOTE HOLDER AND THE GUARANTOR HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS. THE GUARANTOR WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS GUARANTY OR ANY OF THE SECURITY DOCUMENTS. IN THE EVENT THE NOTE HOLDER BRINGS ANY ACTION OR SUIT IN ANY COURT OF RECORD IN THE STATE OF NEW YORK TO ENFORCE ANY OR ALL LIABILITIES OF THE GUARANTOR HEREUNDER, SERVICE OF PROCESS MAY BE MADE UPON THE GUARANTOR BY MAILING A COPY OF THE SUMMONS TO THE GUARANTOR BY CERTIFIED OR REGISTERED MAIL, AT THE ADDRESS SPECIFIED IN SECTION 11 HEREOF, AND THE GUARANTOR HEREBY (A) CONSENTS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, COUNTY OF ULSTER, AND THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF NEW YORK OVER THE PERSON OF THE GUARANTOR AND (B) WAIVES ANY CLAIM THAT ULSTER COUNTY OR THE NORTHERN DISTRICT OF NEW YORK IS AN INCONVENIENT FORUM. THE GUARANTOR HEREBY WAIVES THE RIGHT TO INTERPOSE COUNTERCLAIMS OR SET-OFFS OF ANY KIND AND DESCRIPTION IN ANY SUCH ACTION OR SUIT ARISING HEREUNDER OR THEREUNDER OR IN CONNECTION HEREWITH OR THEREUNDER.

14. Payment of Judgments, Decrees, Settlements, Etc. If claim is ever made upon the Note Holder for repayment or recovery of any amount or amounts received by it in payment or on account of any of the Guaranteed Obligations and it repays all or part of such amount by reason of any: (a) judgment, decree or order of any court or administrative body having jurisdiction over it or any of its property, or (b) settlement or compromise of any such claim effected by it with any such claimant (including, without limitation the Obligor), then, and in either such event, the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Guarantor, notwithstanding the cancellation of any instrument evidencing any of the Guaranteed Obligations, and the Guarantor shall be and remain liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Note Holder; provided, however, any such settlement or compromise with the Obligor shall be in accordance with the terms of Section 5(a) hereof. This section 14 and the Guarantor's obligation thereunder shall survive termination of this Guaranty.
15. Assignment; Entire Agreement. This Guaranty shall be binding upon the Guarantor and its successors and permitted assigns, and shall inure to the benefit of the Note Holder and its successors and assigns; provided, however, that the Guarantor shall not be entitled to assign or delegate any of its rights or obligations under this Guaranty without the prior written consent of the Note Holder (which consent may be granted in the sole and absolute discretion of the Note Holder), and any purported assignment in the absence of such consent shall be void. This Guaranty, together with the Security Documents, embodies the entire agreement and understanding between the Note Holder and the Guarantor relating to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.

16. Severability; Enforceability.

(a) Severability. The provisions of this Guaranty are severable. If any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Guaranty in any jurisdiction.

(b) Enforceability. If any Other Guarantee is held or determined to be void, invalid or unenforceable, in whole or in part, such holding or determination shall not impair or affect the validity and enforceability of the guarantee hereunder by the Guarantor, which shall continue in full force and effect in accordance with its terms.


IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered on the day and year first above written.



[Name of Guarantor]

SCHEDULE I

OPTIONS


March 7, 1996


GUARANTOR PLEDGE AGREEMENT


GUARANTOR PLEDGE AGREEMENT (this "Pledge Agreement"), made this day of March, 1996, by and between, , an individual residing at (the "Pledgor"), and WELLCARE MEDICAL MANAGEMENT, INC., a New York corporation (the "Note Holder").

PRELIMINARY STATEMENTS:

A. In consideration of the sale by the Note Holder of certain of its property and assets (the "Sale") to PrimErgy, Inc., a New York corporation (the "Obligor"), pursuant to the terms and conditions of an Asset Purchase Agreement, dated as of June 30, 1995, by and between such parties, the Obligor entered into a Note Agreement, dated as of such date, with the Note Holder (such agreement, including all exhibits and schedules thereto, as it may from time to time be amended, modified or supplemented, the "Note Agreement"), pursuant to which the Obligor issued and delivered a promissory note dated such date payable to the Note Holder in a principal amount of Five Million One Hundred Thirty Thousand Dollars ($5,130,000) (such note, together with any and all amendments, modifications, substitutions and/or replacements thereof and thereto, the "Note");

B. The Note represents a portion of the purchase price for the Sale of the assets and property paid by the Obligor;

C. The Pledgor, in consideration for the receipt of options to purchase shares of the capital stock of the Obligor, has guaranteed to the Note Holder the full payment and performance by the Obligor of all of the Obligor's indebtedness, liabilities and obligations under the Note and the Note Agreement by the execution and delivery to the Note Holder of a Guaranty of even date herewith (hereinafter, as it may from time to time be amended, modified or supplemented, referred to as the "Guaranty");

D. In order to induce the Obligor to issue such options, the Pledgor has agreed to pledge certain issued and outstanding shares of marketable securities owned by the Pledgor as collateral security for the performance of the Guaranteed Obligations (as such term is defined in the Guaranty) and all other obligations of the Pledgor under the Guaranty;

E. All capitalized terms used herein that are defined in the Guaranty shall have the respective meanings provided therefor in the Guaranty, unless otherwise defined herein or unless the context otherwise requires;

ACCORDINGLY, in consideration of the foregoing, and the covenants and undertakings of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound, do hereby agree as follows:

1. Pledged Securities. The term "Pledged Securities" as used herein shall mean and include all of the issued and outstanding marketable securities listed on Schedule A attached hereto, and, also, any shares, stock cer- tificates, options or rights issued by an issuer of such securities in substitution of, or in exchange for, any such securities, and any and all proceeds thereof, now or hereafter owned or acquired by the Pledgor.

2.  Pledge.

(a) Obligations. As collateral security for the due payment and performance of all Guaranteed Obligations and all other obligations of the Pledgor to the Note Holder, under the Guaranty (including, without limitation, its obligations under Section 14 thereof) (all of the foregoing indebtedness and obligations, collectively, the "Obligations"), the Pledgor hereby pledges, assigns, hypothecates, delivers and sets over to the Note Holder, all the Pledged Securities, and hereby grants to the Note Holder a first security interest in all the Pledged Securities and in any and all proceeds thereof and substitutions therefor.

(b) Certificates, Options and Rights. If the Pledgor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital), option or rights, whether as an addition to, in substitution of, or in exchange for any of the Pledged Securities, or otherwise, the Pledgor shall accept any such instruments as the Note Holder's agent, shall hold them in trust for the Note Holder, and shall deliver them forthwith to the Note Holder in the exact form received, with the Pledgor's endorsement when necessary and/or appropriate (as determined by the Note Holder in its sole and absolute discretion), stock powers or other instruments duly executed in blank, to be held by the Note Holder, subject to the terms hereof, as further collateral security for the Obligations.

(c) Registration. In the event the Guarantor fails to fulfill any of its Obligations after the written request of the Note Holder for such (a "Guarantor Event of Default"), any or all of the Pledged Securities held by the Note Holder hereunder may, at the option of the Note Holder or its nominee, be registered in the name of the Note Holder or its nominee, and the Note Holder or its nominee may thereafter, without notice, and exercise all voting and corporate rights at any meeting of any corporation issuing any of the Pledged Securities and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Securities as if it were the absolute owner thereof, including, without limitation, the right to receive dividends payable thereon, and the right to exchange, at its discretion, any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation issuing any of such Pledged Securities or upon the exercise by any such issuer of any right, privilege or option pertaining to any Pledged Securities, and in connection therewith, to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Note Holder shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

(d) Cash Dividends. In the event of the occurrence of any Guarantor Event of Default, the Note Holder shall have the right to require that all cash dividends payable with respect to any part of the Pledged Securities be paid to the Note Holder to be held by the Note Holder as additional security hereunder until applied to the Obligations.

(e) Remedies. In the event of the occurrence of any Guarantor Event of Default, the Note Holder without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other individual or entity (all and each of which demands, advertisements and/or notices are, to the extent permitted by law, hereby expressly waived), may forthwith sell, assign, grant an option or options to purchase, contract to sell or otherwise dispose of and deliver the Pledged Securities, or any part thereof, except as otherwise set forth herein, in any manner available to a secured party under, and in accordance with the terms of, the Uniform Commercial Code of the State of New York, as amended (the "Code"), as it may deem best, and any purchase by the Note Holder of any or all of the Pledged Securities in connection therewith shall be free of any right or equity of redemption in the Pledgor, and such right or equity is hereby expressly waived and released; provided, however, in the event the Pledged Securities are registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and are listed on a recognized exchange or are the subject of publicly-distributed, standard price quotations ("Publicly-Traded Securities"), any sale of such Publicly-Traded Securities shall be at the then listed or quoted, as the case may be, sell price.

(f) Application of Proceeds. The proceeds of any sale, assignment, grant, contract or disposition in accordance with
Section 2(e) hereof shall be applied as follows:


(i) First, to the costs and expenses of every kind incurred in connection therewith and in connection with and incidental to the care or safekeeping of any and all of the Pledged Securities, including, without limitation, reasonable attorneys' fees and legal expenses;

(ii) Second, to the satisfaction of the Obligations;

(iii) Third, to the payment of any other amounts required by applicable law (including, without limitation, Section 9-504(l)(c) of the Code); and

(iv) Fourth, to the Pledgor to the extent of the surplus proceeds, if any.

(g)  Notice of Sale.  The Note Holder need not give more than ten
(10) days' notice of the time and place of any public sale or of the time after which a private sale may take place and such notice shall be deemed to be reasonable notification of such matters.

(h) Insufficient Proceeds. In the event that the proceeds of any sale, assignment, grant, contract or disposition in accordance with Section 2(e) hereof are insufficient to pay all amounts to which the Note Holder is legally entitled, the Pledgor shall be liable for the deficiency, together with interest thereon, at the Default Interest Rate (as such form is defined in the Note), and the reasonable fees and expenses of any attorneys or other individuals or entities employed or retained by the Note Holder to collect such deficiency.

3. Representations and Warranties. The Pledgor hereby represents and warrants that:

(a) Pledged Securities. The Pledged Securities are owned directly and beneficially and of record by the Pledgor in the amount set forth on Schedule A annexed hereto.

(b) No Liens. All of the Pledged Securities have been duly and validly issued, are fully paid and non-assessable and are owned by the Pledgor free and clear of any pledge, mortgage, hypothecation, lien, charge, encum- brance or any security interest of any kind whatsoever in such Pledged Securities or the proceeds thereof except for the security interest granted to the Note Holder hereunder.

(c) Valid Lien. Upon delivery of the Pledged Securities to the Note Holder or an agent for the Note Holder, this Pledge Agreement creates and grants a valid first lien on and perfected security interest in the Pledged Securities and the proceeds thereof, subject to no prior security interest, lien, charge or encumbrance of any kind whatsoever or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor that would include the Pledged Securities.

4.  Covenants.

(a) Negative Covenants. The Pledgor hereby covenants that so long as the Obligations shall be outstanding and unpaid, in whole or in part, the Pledgor shall not:

(I) sell, convey or otherwise dispose of any of the Pledged Securities or any interest therein, nor shall the Pledgor create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest of any kind whatsoever with respect to any of the Pledged Securities or the proceeds thereof other than that created hereby; or

(ii) consent to or approve the issuance of any additional equity or debt securities of any class of the issuers of the Pledged
Securities (other than the Note Holder)..

(b)  Defense.  The Pledgor warrants and shall defend the Note
Holder's right, title, special property and security interest in and to the Pledged Securities against the claims of any individual, firm, corporation or other entity.

5.  Additional Covenants.

(a) Registration. Notwithstanding any other provision hereof, if the Note Holder shall determine to exercise its right to sell all or any part of the Pledged Securities, and if in the opinion of counsel for the Note Holder it is necessary to have the Pledged Securities, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Pledgor shall use its best efforts: (I) to cause each issuer of Pledged Securities contemplated to be sold to execute and deliver, and cause the directors and officers of each such issuer to execute and deliver, all at the Pledgor's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary to register the Pledged Securities, or that portion thereof to be sold, under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of one (1) year from the date of the first public offering of the Pledged Securities, or that portion thereof so to be sold, and to make all amendments thereto and/or to the related prospectus that, in the opinion of the Note Holder or its counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; (ii) to cause each such issuer to comply with the provisions of the "Blue Sky" law of any jurisdiction that the Note Holder shall designate; and (iii) to cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) covering a period of twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of any such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

(b) Specific Enforcement. The Pledgor hereby acknowledges that a breach of any of the covenants contained in Section 5(a) hereof shall cause irreparable injury to the Note Holder, that the Note Holder shall have no adequate remedy at law in respect of such breach and, as a consequence, the covenants of the Pledgor contained in such Section 5(a) shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives, and shall not assert, any defenses against an action for specific performance of such covenants, except for a defense that no Guarantor Event of Default has occurred.

(c) Private Sales. Except with respect to Publicly-Traded Securities, notwithstanding any other provision hereof, the Pledgor recognizes that the Note Holder may be unable to effect a public sale of all or a part of the Pledged Securities, and may be compelled to resort to one or more private sales to a restricted group of purchasers who shall be obligated to agree, inter alia, to acquire such Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor hereby acknowledges that any such private sales may be at places and on terms less favorable to the seller than if sold at public sales and agrees, notwithstanding any other provision hereof or any provision of the Code to the contrary, that such private sales shall be deemed to have been made in a commercially reasonable manner, and that the Note Holder has no obligation to delay sale of any such Pledged Securities for the period of time necessary to permit the issuer of such Pledged Securities to register such Pledged Securities for public sale under the Securities Act.

6. Further Assurances. The Pledgor shall at any time and from time to time upon the written request of the Note Holder, execute and deliver such further documents and do such further acts and things as the Note Holder may reasonably request in order to effect the purposes of this Pledge Agreement, including, without limitation, delivering to the Note Holder on the date hereof or at any time hereafter irrevocable proxies in respect of the Pledged Securities of each issuer substantially in the form of Exhibit A attached hereto.

7.  Miscellaneous.

(a) Note Holder Responsibilities. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Securities while held hereunder, the Note Holder shall have no duty or liability to preserve rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Securities upon surrendering it to the Pledgor or in accordance with the Pledgor's instructions.

(b) No Waiver; Amendment. No course of dealing between the Pledgor and the Note Holder, nor any failure to exercise, nor any delay in exer- cising, on the part of the Note Holder, any right, power or privilege hereunder or under the Guaranty, the Note Agreement or the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. This Pledge Agreement may not be amended except by a writing executed by each of the parties hereto.

(c) Rights and Remedies. The rights and remedies herein provided, and provided in the Guaranty, the Note Agreement and the Note and in all other agreements, instruments and documents delivered pursuant to the Note Agreement or the Guaranty, are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law, including, without limitation, the rights and remedies of a secured party under the Code.

(d) Severability. The provisions of this Pledge Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Pledge Agreement in any jurisdiction.

8. Notice. All notices, requests, demands or other communications hereunder shall be in writing, either by letter
(delivered by hand or commercial messenger service or sent by certified mail, return receipt requested) or telecopy, addressed as follows:

(a)  if to the Pledgor:



Attention:
Telecopier No.:

with a copy to:




Attention:
Telecopier No.:

(b)  if to the Note Holder:

WellCare Medical Management, Inc.
Park West/Hurley Avenue Extension
Post Office Box 4059
Kingston, New York 12401
Attention:  Marystephanie Corsones
Telecopier No.:  (914) 334-7820

with a copy to:

Epstein Becker & Green, P.C.
250 Park Avenue
New York, New York 10177
Attention:  Seth I. Truwit, Esq.
Telecopier No.: (212) 661-0989

Any notice, request, demand or other communication hereunder shall be deemed to have been given on the day on which it is telecopied to such party at its telecopier number specified above or delivered by hand or such commercial messenger service to such party at its address specified above, or, if sent by mail, on the third business day after the day deposited in the mail, postage prepaid. The Note Holder or the Pledgor may change the individual, address or telecopier number to whom or to which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

9. Assignment; Entire Agreement. This Pledge Agreement shall be binding upon the Pledgor and its successors and permitted assigns, and shall inure to the benefit of the Note Holder and its successors and assigns; provided, however, that the Pledgor shall not be entitled to assign or delegate any of its rights or obligations under this Pledge Agreement without the prior written consent of the Note Holder (which consent may be) granted in the sole and absolute discretion of the Note Holder), and any purported assignment in the absence of such consent shall be void. This Pledge Agreement, together with the Guaranty and the other Security Documents, if any, embodies the entire agreement and understanding between the Note Holder and the Pledgor relating to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.

10. Governing Law; Jurisdiction. THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE NOTE HOLDER AND THE PLEDGOR HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS. THE PLEDGOR WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS PLEDGE AGREEMENT OR ANY OF THE SECURITY DOCUMENTS. IN THE EVENT THE NOTE HOLDER BRINGS ANY ACTION OR SUIT IN ANY COURT OF RECORD IN THE STATE OF NEW YORK TO ENFORCE ANY OR ALL LIABILITIES OF THE PLEDGOR HEREUNDER, SERVICE OF PROCESS MAY BE MADE UPON THE PLEDGOR BY MAILING A COPY OF THE SUMMONS TO THE PLEDGOR BY CERTIFIED OR REGISTERED MAIL, AT THE ADDRESS SPECIFIED IN SECTION 8 HEREOF, AND THE PLEDGOR HEREBY (A) CONSENTS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, COUNTY OF ULSTER, AND THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF NEW YORK OVER THE PERSON OF THE PLEDGOR AND (B) WAIVES ANY CLAIM THAT ULSTER COUNTY OR THE NORTHERN DISTRICT OF NEW YORK IS AN INCONVENIENT FORUM. THE PLEDGOR HEREBY WAIVES THE RIGHT TO INTERPOSE COUNTERCLAIMS OR SET-OFFS OF ANY KIND AND DESCRIPTION IN ANY SUCH ACTION OR SUIT ARISING HEREUNDER OR THEREUNDER OR IN CONNECTION HEREWITH OR THEREUNDER.


11. Counterparts. This pledge Agreement may be executed in several counterparts, each of which is an original but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed and delivered the day and year first above written.


[Name of Pledgor]


WELLCARE MEDICAL MANAGEMENT, INC.,



By:
Name:
Title:EXHIBIT A
TO
GUARANTOR PLEDGE AGREEMENT
IRREVOCABLE PROXY

KNOW ALL MEN BY THESE PRESENTS the undersigned does hereby make, constitute and appoint WELLCARE MEDICAL MANAGEMENT INC. (the "Note Holder") and each of the Note Holder's officers and employees, its true and lawful attorneys, for it and in its name, place and stead, to act as its proxy in respect of all of the shares of capital stock of Primergy, Inc., a New York corporation (hereinafter referred to as the "Corporation"), which it now or hereafter may own or hold, including, without limitation, the right, on its behalf, to demand the call by any proper officer of the Corporation pursuant to the provisions of its Certificate of Incorporation or By-Laws and as permitted by law of a meeting of its shareholders and at any such meeting of shareholders, annual, general or special, to vote for the transaction of any and all business that may come before such meeting, or at any adjournment thereof, including, without limitation, the right to vote for the sale of all or any part of the assets of the Corporation and/or the liquidation and dissolution of the Corporation; giving and granting to its said attorneys full power and authority to do and perform each and every act and thing whether necessary or desirable to be done in and about the premises, as fully as it might or could do if personally present with full power of substitution, appointment and revocation, hereby ratifying and confirming all that its said attorneys shall do or cause to be done by virtue hereof.

This Proxy is given to the Note Holder and to its officers and employees in consideration of the stock options to be granted by the Obligor to the undersigned and in order to carry out the covenant of the undersigned contained in a certain Guarantor Pledge Agreement of even date herewith between the undersigned and the Note Holder and this Proxy shall not be revocable or revoked by the undersigned, shall be binding upon the undersigned and its successors and assigns until the payment in full of all of the Obligations (as defined in the aforesaid Pledge Agreement) and may be exercised only after a Guarantor of Event of Default under the Pledge Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable
Proxy this  day of , 199.





By:
Title
SCHEDULE A
TO PLEDGE AGREEMENT

Pledged Securities OF
 [                  ]

 Number of     Number of Shares     Number of
   Shares             Issued and          Shares Owned
Certificate
 Authorized       Outstanding            by Pledgor        Number